15. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK	12 Months Ended
Sep. 30, 2012
Accounting Policies [Abstract]
FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

15.	FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business the Company is a party to financial instruments with off-balance sheet risk to meet the financing needs of its customers. The financial instruments include commitments to extend credit and commitments to sell loans. Those instruments involve, to varying degrees, elements of credit risk in excess of the amounts recognized in the consolidated balance sheets. The contract amounts of those instruments reflect the extent of the involvement the Company has in particular classes of financial instruments.

As of September 30, 2012 the Company had made various commitments to extend credit totaling approximately $58,550. Most of these commitments are at variable rates. As of September 30, 2011, such commitments totaled approximately $52,196.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since some of the commitments are expected to expire without being fully drawn upon, the total commitment amount disclosed above does not necessarily represent future cash requirements.

The Company evaluates each customer’s credit worthiness on a case-by-case basis. The amount of collateral obtained, if considered necessary by the Company upon extension of credit, is based on management’s credit evaluation of the customer.